EX-10.78


                              FIRST AMENDMENT TO
                       COMMERCIAL REAL ESTATE MORTGAGE


 Associated Commercial
    Mortgage Inc.

      THIS AMENDMENT is made as of April 30, 2001, between ASSOCIATED COMMERCIAL MORTGAGE, INC., a Wisconsin corporation ("Lender"), and ABIDON, INC., a Delaware corporation f/k/a UBUY2 INC. ("New Borrower"), successor by merger to State Street Investors of Rockford, Inc., an Illinois corporation ("Original Borrower").

                                   RECITALS

      A. Original Borrower executed and delivered to Lender's predecessor in interest First Federal Savings Bank, F.S.B. ("Original Lender") a Commercial Real Estate Mortgage dated February 4, 1994 (as subsequently amended, the "Original Mortgage"), which was recorded in the Office of the Recorder of Winnebago County, Illinois on February , 1994 as Document No. 94-0007739. Lender acquired Original Lender's interest under the Original Mortgage on or about May 1, 1999.

      B. The Original Mortgage encumbers the real estate described on the attached Exhibit A.

      C. The Original Mortgage secures, among other obligations, a Commercial Loan Installment Note dated February 4, 1994 executed by Original Borrower and originally made payable to the order of Original Lender (as subsequently amended, the "Note"). Lender also acquired Original Lender's interest under the Note on or about May 1, 1999.

      D.   Original Borrower merged into New Borrower on or about January 24,
 2000.

      E. Lender and New Borrower have amended the Note by a Second Modification Agreement (the "Modification") of the same date as this Amendment, and desire to reflect changes in the terms of the loan for which the Note provides evidence as they may affect the terms of the original Mortgage. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to them in the Original Mortgage. The Original Mortgage, as modified by this Amendment, is referred to as the "Mortgage."

                                  AGREEMENTS

      In consideration of the foregoing recitals and for other value received, LENDER AND NEW BORROWER AGREE AS FOLLOWS:

      1. NAME AND ADDRESS OF LENDER. The names First Federal Savings Bank, F.S.B. and First Financial Bank, as used in the Original Mortgage, are replaced with Associated Commercial Mortgage, Inc. Lender's address, for purposes of the Uniform Commercial Code, is as follows:

                     Suite 350
                     401 East Kilbourn Avenue
                     Milwaukee, Wisconsin 53202

      2. ADDRESS OF NEW BORROWER. New Borrower's address, for purpose of the Uniform Commercial Code, is as follows:

                     5311 East State Street
                     Suite 215
                     Rockford, Illinois 61108

      3. AFFIRMATION OF MORTGAGE. New Borrower has given, granted, bargained, sold, conveyed, mortgaged, warranted, pledged and confirmed to Lender all of its estate, right, title and interest in and to the Property , as defined in the Original Mortgage, to secure the Obligations, defined as follows:

           (a) Payment of the amounts described in the Note as extended or modified from time to time;

           (b) Payment of all other sums, together with interest, as they become due and payable to Lender under the "Loan Documents" which, for purposes of the Mortgage, include the Mortgage, the Note and all other documents which, at any time, secure or provide evidence for New Borrower's obligations under the Note or the Mortgage or which are executed or submitted by New Borrower in connection with the loan for which the Note provides evidence, including all extensions, modifications and renewals of such documents;

           (c) Performance and discharge of each and every of New Borrower's obligations, covenants and agreements described in the Loan Documents; and

           (d) All costs and expenses to collect and enforce any and all of the Obligations, including actual attorney's fees and expenses.

      4. MORTGAGE AS SECURITY. The Property secures the Obligations. New Borrower shall from time to time execute and deliver any and all other conveyances and instruments as Lender may request in order to ensure that the Property remains subject to the lien of the Mortgage on the public record . The Mortgage shall encumber the Property until the Note is fully satisfied.

      5. WARRANTIES. As of the date of this Amendment, New Borrower reaffirms all of Original Borrower's warranties and representations under the Original Mortgage, including (but not limited to) the warranty of clear and marketable title to the Premises, subject only to the lien of the Mortgage and other encumbrances on title permitted by the Original Mortgage.

      6. RATIFICATION. All other terms and conditions of the Mortgage and its priority shall remain in full force and effect with respect to the Property.

 LENDER:                            BORROWER:

 ASSOCIATED COMMERCIAL              ABIDON, INC.
 MORTGAGE, INC.


 By:                           By:
      Michael R. Finn               Howard Miller, Pres.
      President                     (print name & title)


                                    Stanley Miller, Sec.

                               ACKNOWLEDGMENTS

 STATE OF WISCONSIN       )
                          ) ss
 COUNTY OF MILWAUKEE      )

      This instrument was acknowledged before me on April 30, 2001 by Michael
 R. Finn, President of Associated Commercial Mortgage, Inc.



                               (                             )
                               Notary Public, State of Wisconsin
                               My commission
 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Howard Miller, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument for New Borrower, appeared before me this day in person and acknowledged that as such Howard Miller he signed and delivered the said instrument and as his free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and Notarial seal April 30, 2001.



                               Notary Public


 Drafted by Douglas G. French
 Mallery & Zimmerman, S.C.
 Suite 900
 731 North Jackson Street
 Milwaukee, Wisconsin 53202

 Attachment:
 Exhibit A - Legal Description

                                   EXHIBIT A


                               LEGAL DESCRIPTION


 THIS RIDER IS ATTACHED TO AND MADE A PART OF LAWYERS TITLE INSURANCE CORPORATION POLICY OF TITLE INSURANCE DATED 02/08/94 AS SCHEDULE A, ITEM 5, IN CASE NO. 116389

 Part of the Northwest Quarter (1/4) of Section Twenty-eight (28), Township Forty-four (44) North, Range Two (2) East of the Third (3rd) Principal Meridian, bounded and described as follows: to-wit: Beginning at the Northeast corner of Plat No. 3 of Eastwood View Subdivision, being a part of the West Half (1/2) of the Northwest Quarter (1/4) of Section 28, Township 44 North, Range 2 East of the Third Principal Meridian, the Plat of which is recorded in Book 31 of Plats on Page 120 in the Recorder's Office of Winnebago County, Illinois; thence N. 83o 21' 30" E. along the Southerly line of the premises condemned for highway purposes by Decree of the Circuit Court of Winnebago County, Illinois in Cause No. 71228 entered April 22, 1960, a distance 281.88 feet; thence N. 82o 33' 47" E. along said Southerly line a distance of 161.04 feet; thence S. 1o 26' 36" E. a distance of 5.03 feet; thence N. 81o 35' 21" E. a distance of 40.00 feet to the Northwest corner of the premises dedicated for New Towne Drive the Plat of which is recorded in Book 39 of Plats on Page 19A in said Recorder's Office; thence
 S. 8o 58' 44" E. along the West line of New Towne Drive and the Southerly extension of said line a distance of 523.40 feet; thence S. 81o 36' 30" W. a distance of 567.93 feet to a point on the East line of Lot 17 as designated upon Plat No. 1 of Edgewood View Subdivision , of a part of the SW 1/4 of the NW 1/4 of Section 28, T. 44 N., R. 2 E. of the 3rd P.M., the Plat of which is recorded in Book 31 of Plats on page 39 in the Recorder's Office of Winnebago County, Illinois, said point being a distance of 899.28 feet North of the Southeast corner of Lot 2 of said Plat No. 1 of Edgewood View Subdivision; thence N. 00o 00' 00E E. along the East line of Plat No. 1 of Edgewood View Subdivision and Plat No. 3 of Edgewood View Subdivision a distance of 550.54 feet to the place of beginning; situated in the County of Winnebago and the State of Illinois.


 Associated Commercial
    Mortgage Inc.

                        SECOND MODIFICATION AGREEMENT


      THIS AGREEMENT is made as of April 30, 2001 by ASSOCIATED COMMERCIAL MORTGAGE, INC., a Wisconsin corporation ("Lender"), and ABIDON, INC., a Delaware corporation f/k/a UBUY2 INC. ("New Borrower"), successor by merger to State Street Investors of Rockford, Inc., an Illinois corporation ("Original Borrower").

                                   RECITALS

      A. Original Borrower executed and delivered to Lender's predecessor in interest First Federal Savings Bank, F.S.B. ("Original Lender") a Commercial Loan Installment Note dated February 4, 1994 made payable to the order of Original Lender in the original principal amount of $2,000,000 (as subsequently amended, the "Note"). Lender acquired Original Lender's interest in the Note on or about May 1, 1999.

      B. The Note is secured by certain documents executed as of the date of the Note and the subsequent amendment to the Note (together, the "Loan Documents"), including a Commercial Real Estate Mortgage (the "Mortgage"), an Assignment of Leases and Rents, Security Agreement, and other documents. Lender also acquired Original Lender's interest under the Loan Documents on or about May 1, 1999.

      C.   Original Borrower merged into New Borrower on or about January 24,
 2000.

      D. Lender and New Borrower have agreed to modify certain provisions of the Note and the Loan Documents as more fully described in this Agreement and amendments to certain of the Loan Documents executed contemporaneously with this Agreement.

                                  AGREEMENTS

      In consideration of the foregoing recitals and for other value received, LENDER AND NEW BORROWER AGREE AS FOLLOWS:

      1.   Consent to  Merger.   Lender consents  to the  merger of  Original
 Borrower into New Borrower.

      2. Affirmation of Obligations. New Borrower affirms its responsibility for all obligations and liability for payment of all amounts due under the Note and the fulfillment of all obligations and payment of all amounts due under the Loan Documents, including the grants of a mortgage line on the Property and of a security interest in the Collateral (as defined in the Mortgage), the Assignment of Leases and Rents, and the Security Agreement. New Borrower's execution and delivery of this Agreement shall have the same effect as if New Borrower had originally executed and delivered the Note and the Loan Documents, and shall not constitute a novation of the obligations under the Note or the Loan Documents.

      3. Extent of Modifications. The Loan Documents are modified to the extent necessary to be consistent with the provisions of this Agreement. To the extent that this Agreement conflicts with the Note or any of the Loan Documents, the provisions of this Agreement shall prevail. To the extent not otherwise modified by this Agreement, the Note and the Loan Documents remain in full force and effect in accordance with their respective terms.
      4. Representations. Borrower affirms the representations, warranties, covenants and grants of lien and security interests in the Loan Documents.

      5. Expenses. Borrower shall reimburse Lender for all out-of-pocket expenses that Lender incurs in connection with the modifications described in this Agreement, including (but not limited to) title insurance fees, recording costs and attorneys' fees and costs. Borrower shall pay such expenses on or before the 10th day after the date Lender provides invoices to Borrower. Borrower's failure to pay these expenses within such period shall, at Lender's option, be an Event of Default under the Loan Documents.

 LENDER:                            BORROWER:

 ASSOCIATED COMMERCIAL              ABIDON, INC.
 MORTGAGE, INC.


 By:                                     By:
      Michael R. Finn, President         Howard Miller, President

                                         By:
                                         Stanley Miller, Secretary

                               ACKNOWLEDGMENTS

 STATE OF WISCONSIN       )
                          ) ss
 COUNTY OF MILWAUKEE      )

      This instrument was acknowledged before me April 30, 2001 by Michael R. Finn, President of Associated Commercial Mortgage, Inc.



                               (                             )
                               Notary Public, State of Wisconsin
                               My commission

 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      This instrument was acknowledged before me April 30, 2001 by Howard Miller, President of Abidon, Inc.



                               (                             )
                               Notary Public, State of Illinois
                               My commission  8/7/02


                            CONSENT OF GUARANTORS

      Howard P. Miller and Stanley D. Miller, guarantors of Borrower's obligations under the Loan Documents ("Guarantors"), consent to this Agreement and agree that their obligations under their Guaranty of Payment dated February 4, 1994 remain in full force with respect to the Note and the Loan Documents, as modified by this Agreement and amendments to certain of the Loan Documents executed contemporaneously with this Agreement.

      Dated as of the date set forth above.


   Howard P. Miller                        Stanley D. Miller
 Howard P. Miller                        Stanley D. Miller
 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      This instrument was acknowledged before me April 30, 2001 by Howard P. Miller.


                                    Jane E. Stunkel
                               (                             )
                               Notary Public, State of Illinois
                               My commission  8/7/02

 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      This instrument was acknowledged before me April 30, 2001 by Stanley D. Miller.


                                    Jane E. Stunkel
                               (                             )
                               Notary Public, State of Illinois
                               My commission  8/7/02

                              FIRST AMENDMENT TO
                        ASSIGNMENT OF LEASES AND RENTS



 Associated Commercial
    Mortgage Inc.

      THIS AMENDMENT is made as of April 30, 2001, between ASSOCIATED COMMERCIAL MORTGAGE, INC., a Wisconsin corporation ("Lender"), and ABIDON, INC., a Delaware corporation f/k/a UBUY2 INC. ("New Borrower"), successor by merger to State Street Investors of Rockford, Inc., an Illinois corporation ("Original Borrower").

                                   RECITALS

      A. Original Borrower executed and delivered to Lender's predecessor in interest First Federal Savings Bank, F.S.B. ("Original Lender") an Assignment of Leases and Rents dated February 4, 1994 (as subsequently amended, the "Original Assignment"), which was recorded in the Office of the Recorder of Winnebago County, Illinois on February 7, 1994 as Document No. 94-0007740. Lender acquired Original Lender's interest under the Original Assignment on or about May 1, 1999.

      B. The Original Assignment encumbers the real estate described on the attached Exhibit A.

      C. The Original Assignment secures, among other obligations, a Commercial Loan Installment Note dated February 4, 1994 executed by Original Borrower and originally made payable to the order of Original Lender (as subsequently amended, the "Note"). Lender also acquired Original Lender's interest under the Note on or about May 1, 1999.

      D.   Original Borrower merged into New Borrower on or about January 24,
 2000.

      E. Lender and New Borrower have amended the Note by a Second Modification Agreement (the "Modification") of the same date as this Amendment, and desire to reflect changes in the terms of the loan for which the Note provides evidence as they may affect the terms of the original Assignment. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to them in the Original Assignment. The Original Assignment, as modified by this Amendment, is referred to as the "Assignment."

                                  AGREEMENTS

      In consideration of the foregoing recitals and for other value received, LENDER AND NEW BORROWER AGREE AS FOLLOWS:

      1. NAME OF LENDER. The names First Federal Savings Bank, F.S.B. and First Financial Bank, as used in the Original Assignment, are replaced with Associated Commercial Mortgage, Inc.

      2. AFFIRMATION OF ASSIGNMENT. New Borrower has granted, transferred, and assigned to Lender all of its right, title and interest in and to the Collateral, as defined below, to secure the Obligations, as defined in the First Amendment to Commercial Real Estate Mortgage between Lender and New Borrower of the same date as of this Amendment. As used in this Amendment, the "Collateral" means (1) the Leases; (2) all guaranties of the tenants' obligations under the Leases; (3) the Rents; (4) the right to all proceeds payable to New Borrower pursuant to any purchase options on the part of tenants under the Leases; and (5) all payments derived from any of the foregoing.

      3. ASSIGNMENT AS SECURITY. The Collateral secures the Obligations. New Borrower shall from time to time execute and deliver any and all other conveyances and instruments as Lender may request in order to ensure that the Collateral remains subject to the lien of the Assignment on the public record . The Assignment shall encumber the Collateral until the Note is fully satisfied.

      4.   WARRANTIES.   As  of the  date  of this  Amendment,  New  Borrower
 reaffirms all of Original Borrower's warranties and representations under the Original Assignment.

      5. RATIFICATION. All other terms and conditions of the Assignment and its priority shall remain in full force and effect with respect to the Collateral.

 LENDER:                            BORROWER:

 ASSOCIATED COMMERCIAL              ABIDON, INC.
 MORTGAGE, INC.


 By:                           By:
      Michael R. Finn               Howard Miller, Pres.
      President                     (print name & title)


                                    Stanley Miller, Sec.

                               ACKNOWLEDGMENTS

 STATE OF WISCONSIN       )
                          ) ss
 COUNTY OF MILWAUKEE      )

      This instrument was acknowledged before me on April    ,    2001     by
 Michael R. Finn, President of Associated Commercial Mortgage, Inc.



                               (                             )
                               Notary Public, State of Wisconsin
                               My commission
 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Howard Miller, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument for New Borrower, appeared before me this day in person and acknowledged that as such Howard Miller he signed and delivered the said instrument and as his free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and Notarial seal April 30, 2001.


                                    Jane E. Stunkel
                                    Notary Public


 Drafted by Douglas G. French
 Mallery & Zimmerman, S.C.
 Suite 900
 731 North Jackson Street
 Milwaukee, Wisconsin 53202

 Attachment:
 Exhibit A - Legal Description

                                   EXHIBIT A


                               LEGAL DESCRIPTION


 THIS RIDER IS ATTACHED TO AND MADE A PART OF LAWYERS TITLE INSURANCE CORPORATION POLICY OF TITLE INSURANCE DATED 02/08/94 AS SCHEDULE A, ITEM 5, IN CASE NO. 116389

 Part of the Northwest Quarter (1/4) of Section Twenty-eight (28), Township Forty-four (44) North, Range Two (2) East of the Third (3rd) Principal Meridian, bounded and described as follows: to-wit: Beginning at the Northeast corner of Plat No. 3 of Eastwood View Subdivision, being a part of the West Half (1/2) of the Northwest Quarter (1/4) of Section 28, Township 44 North, Range 2 East of the Third Principal Meridian, the Plat of which is recorded in Book 31 of Plats on Page 120 in the Recorder's Office of Winnebago County, Illinois; thence N. 83o 21' 30" E. along the Southerly line of the premises condemned for highway purposes by Decree of the Circuit Court of Winnebago County, Illinois in Cause No. 71228 entered April 22, 1960, a distance 281.88 feet; thence N. 82o 33' 47" E. along said Southerly line a distance of 161.04 feet; thence S. 1o 26' 36" E. a distance of 5.03 feet; thence N. 81o 35' 21" E. a distance of 40.00 feet to the Northwest corner of the premises dedicated for New Towne Drive the Plat of which is recorded in Book 39 of Plats on Page 19A in said Recorder's Office; thence
 S. 8o 58' 44" E. along the West line of New Towne Drive and the Southerly extension of said line a distance of 523.40 feet; thence S. 81o 36' 30" W. a distance of 567.93 feet to a point on the East line of Lot 17 as designated upon Plat No. 1 of Edgewood View Subdivision , of a part of the SW 1/4 of the NW 1/4 of Section 28, T. 44 N., R. 2 E. of the 3rd P.M., the Plat of which is recorded in Book 31 of Plats on page 39 in the Recorder's Office of Winnebago County, Illinois, said point being a distance of 899.28 feet North of the Southeast corner of Lot 2 of said Plat No. 1 of Edgewood View Subdivision; thence N. 00o 00' 00E E. along the East line of Plat No. 1 of Edgewood View Subdivision and Plat No. 3 of Edgewood View Subdivision a distance of 550.54 feet to the place of beginning; situated in the County of Winnebago and the State of Illinois.



                              FIRST AMENDMENT TO
                              SECURITY AGREEMENT



 Associated Commercial
    Mortgage Inc.

      THIS AMENDMENT is made as of April 30, 2001, between ASSOCIATED COMMERCIAL MORTGAGE, INC., a Wisconsin corporation ("Lender"), and ABIDON, INC., a Delaware corporation f/k/a UBUY2 INC. ("New Borrower"), successor by merger to State Street Investors of Rockford, Inc., an Illinois corporation ("Original Borrower").

                                   RECITALS

      A. Original Borrower executed and delivered to Lender a Security Agreement dated February 4, 1994 (the "Original Agreement"), which was recorded in the Office of the Register of Deeds of Winnebago County,
 Illinois as Document No. 94-0007741. Lender acquired Original Lender's interest under the Original Mortgage on or about May 1, 1999.

      B. The Original Agreement encumbers the real estate described on the attached Exhibit A (the "Premises").

      C.   The  Original  Agreement  secures,  among  other  obligations,   a
 Mortgage Note dated February 4, 1994 executed by Original Borrower and originally made payable to the order of Lender (the "Note").

      D.   Original Borrower merged into New Borrower on or about January 24,
 2000.

      E. Lender and New Borrower have amended the Note by a Second Modification Agreement (the "Modification") of the same date as this Amendment, and desire to reflect changes in the terms of the loan evidenced by the Note as they may affect the terms of the original Assignment. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to them in the Original Agreement. The Original Agreement, as modified by this Amendment, is referred to as the "Agreement."

                                  AGREEMENTS

      In consideration of the foregoing recitals and for other value received, LENDER AND NEW BORROWER AGREE AS FOLLOWS:

      1. NAME OF LENDER. The names First Federal Savings Bank, F.S.B. and First Financial Bank, as used in the Original Assignment, are replaced with Associated Commercial Mortgage, Inc.

      2. AFFIRMATION OF AGREEMENT. New Borrower has granted a security interest to Lender in all of its right, title and interest in and to the Collateral, as defined in the Original Agreement, to secure the Obligations, as defined in the First Amendment to Commercial Real Estate Mortgage between Lender and New Borrower of the same date as this Amendment.

      3. AGREEMENT AS SECURITY. The Collateral secures the Obligations. New Borrower shall from time to time execute and deliver any and all other conveyances and instruments as Lender may request in order to ensure that the Collateral remains subject to the Lender's security interest on the public record . The Agreement shall encumber the Collateral until the Note is fully satisfied.

      4.   WARRANTIES.   As  of the  date  of this  Amendment,  New  Borrower
 reaffirms all Original Borrower's warranties and representations under the Original Agreement.

      5. RATIFICATION. All other terms and conditions of the Agreement and its priority shall remain in full force and effect with respect to the Collateral.

 LENDER:                            BORROWER:

 ASSOCIATED COMMERCIAL              ABIDON, INC.
 MORTGAGE, INC.


 By:                           By:
      Michael R. Finn               Howard Miller, Pres.
      President                     (print name & title)


                                    Stanley Miller, Sec.



                               ACKNOWLEDGMENTS

 STATE OF WISCONSIN       )
                          ) ss
 COUNTY OF MILWAUKEE      )

      This instrument was acknowledged before me on April    ,    2001     by
 Michael R. Finn, President of Associated Commercial Mortgage, Inc.



                               (                             )
                               Notary Public, State of Wisconsin
                               My commission

 STATE OF ILLINOIS        )
                          ) ss
 COUNTY OF WINNEBAGO      )

      I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Howard Miller, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument for New Borrower, appeared before me this day in person and acknowledged that as such Howard Miller he signed and delivered the said instrument and as his free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and Notarial seal April 30, 2001.


                                    Jane E. Stunkel
                                    Notary Public


 Drafted by Douglas G. French
 Mallery & Zimmerman, S.C.
 Suite 900
 731 North Jackson Street
 Milwaukee, Wisconsin 53202

 Attachment:
 Exhibit A - Legal Description

                                   EXHIBIT A


                               LEGAL DESCRIPTION


 THIS RIDER IS ATTACHED TO AND MADE A PART OF LAWYERS TITLE INSURANCE CORPORATION POLICY OF TITLE INSURANCE DATED 02/08/94 AS SCHEDULE A, ITEM 5, IN CASE NO. 116389

 Part of the Northwest Quarter (1/4) of Section Twenty-eight (28), Township Forty-four (44) North, Range Two (2) East of the Third (3rd) Principal Meridian, bounded and described as follows: to-wit: Beginning at the Northeast corner of Plat No. 3 of Eastwood View Subdivision, being a part of the West Half (1/2) of the Northwest Quarter (1/4) of Section 28, Township 44 North, Range 2 East of the Third Principal Meridian, the Plat of which is recorded in Book 31 of Plats on Page 120 in the Recorder's Office of Winnebago County, Illinois; thence N. 83o 21' 30" E. along the Southerly line of the premises condemned for highway purposes by Decree of the Circuit Court of Winnebago County, Illinois in Cause No. 71228 entered April 22, 1960, a distance 281.88 feet; thence N. 82o 33' 47" E. along said Southerly line a distance of 161.04 feet; thence S. 1o 26' 36" E. a distance of 5.03 feet; thence N. 81o 35' 21" E. a distance of 40.00 feet to the Northwest corner of the premises dedicated for New Towne Drive the Plat of which is recorded in Book 39 of Plats on Page 19A in said Recorder's Office; thence
 S. 8o 58' 44" E. along the West line of New Towne Drive and the Southerly extension of said line a distance of 523.40 feet; thence S. 81o 36' 30" W. a distance of 567.93 feet to a point on the East line of Lot 17 as designated upon Plat No. 1 of Edgewood View Subdivision , of a part of the SW 1/4 of the NW 1/4 of Section 28, T. 44 N., R. 2 E. of the 3rd P.M., the Plat of which is recorded in Book 31 of Plats on page 39 in the Recorder's Office of Winnebago County, Illinois, said point being a distance of 899.28 feet North of the Southeast corner of Lot 2 of said Plat No. 1 of Edgewood View Subdivision; thence N. 00o 00' 00E E. along the East line of Plat No. 1 of Edgewood View Subdivision and Plat No. 3 of Edgewood View Subdivision a distance of 550.54 feet to the place of beginning; situated in the County of Winnebago and the State of Illinois.
 Associated Commercial
    Mortgage Inc.

                              FIRST AMENDMENT TO
                       COMMERCIAL REAL ESTATE MORTGAGE

      The  Directors   of  ABIDON,   INC.,  a   Delaware  corporation,   (the
 "Corporation"), adopt the following resolutions:

      1. Howard Miller, President, of the Corporation, is authorized and directed, in the name and on behalf of the Corporation, to execute and deliver the following documents, instruments and papers:

           (a)  An  amendment  to  the   Commercial  Loan  Installment   Note
                providing evidence for the Modification Agreement, containing such terms and provisions as he shall deem proper;

           (b) Amendments relating to the mortgage encumbering the Property providing security for the Loan; and

           (c) Such other documents, certificates, instruments and papers as he may deem necessary, advisable or proper in order to consummate the modification of the Loan.

      2. The President of the Corporation is authorized and directed to take such other and further action as he may deem necessary, advisable or proper in order to carry out and perform the obligations of the Corporation under any of the documents, instruments and papers executed by the Corporation pursuant to these resolutions.

      3. The President of the Corporation is authorized to take such action from time to time on behalf of the Corporation as he may deem necessary, advisable or proper in order to carry out and effectuate the purpose and intent of these resolutions.

      4. All of the acts of the officers of the Corporation taken before or after these resolutions that were or are intended to conform with the purposes of these resolutions are ratified.

      Dated April 30, 2001.

 DIRECTORS:
 Associated Commercial
    Mortgage Inc.

                                  EXHIBIT A
                   FINANCING STATEMENT PROPERTY DESCRIPTION

      All of Debtor's "Equipment" and "Fixtures," as such terms are used in the Uniform Commercial Code, that are not or are hereafter attached to, located in, placed in or necessary to the use and operation of the improvements on the real property described on Exhibit B, together will all additions, accessions, accessories, parts, fittings, substitutes for such property, all proceeds and products of such property, all insurance payments and awards for and related to such property and all records, drawings, schematics and plans for such property. The Collateral includes, but is not limited to, (a) all machinery, fittings, fixtures, apparatus, equipment and articles used to supply heat, gas, electricity, air conditioning, water, light, waste disposal, power refrigeration, ventilation of fire or sprinkler protection, (b) all elevators, escalators, overhead cranes, hoists and assists, power driven machinery and equipment and other similar machinery and equipment, (c) all furniture, furnishings, supplies, draperies, maintenance and repair equipment and supplies, floor coverings, screens, storm windows, blinds, awnings, appliances, building supplies and materials, shrubbery and plants, and (d) all interest of Debtor in any of the above-described property hereafter acquired; however, the Collateral excludes the trade fixtures, inventory and removable personal property owned by any tenant or licensee of the real property. The enumeration of any specific articles of the Collateral shall in no way be held to exclude any items of property not specifically enumerated. The Collateral also includes all rents, issues and profits and security deposits arising from the above-described real and personal property, and all accounts held by Secured Party including, but not limited to, all escrow accounts for the payment of: real estate taxes and assessments; insurance premiums; or repairs, replacements or improvements to the real or personal property.